                             SUBSCRIPTION AGREEMENT

                                 INFOTOPIA, INC.


Infotopia, Inc.
3635 Boardman Canfield Road
Canfield, OH 44406


Ladies and Gentlemen:

        The undersigned (hereinafter referred to as the "Subscriber") hereby subscribes for the number of shares of the common stock, par value $.001 (the "Shares") of Infotopia, Inc. (the "Company") set forth on the signature pages hereof (page 8 for an individual and joint purchasers and pages 9 and 11 for Corporations, Trusts and Partnerships). The entire purchase price is due and payable upon the execution of this Subscription Agreement, and shall be paid by check, subject to collection, to the order of "Infotopia, Inc." The Company shall have the right to reject this subscription in whole or in part.

        In order to participate in this offering, prospective investors are required to complete, sign and return to the Company, at its address above,
Attn: Marek Lozowicki, Secretary: (i) two signed copies of the Subscription Agreement and all other documents required to be executed in connection with the issuance of the Shares (the "Subscription Documents") and (ii) payment by check to the order of "Infotopia, Inc."

        At closing, the Company will cause to be issued to each Subscriber the Shares and deliver them to the Subscriber at the address appearing on the signature page of this Subscription Agreement.

        Acceptance of subscriptions will be evidenced by the Company's execution of a copy of each Subscriber's Subscription Agreement, and the transmittal thereof to the Subscriber. The Company reserves the right to limit or reject subscriptions for any reason.

        The undersigned acknowledges that the Shares will not be registered under the Securities Act of 1933, as amended (the "1933 Act"), or the securities laws of any State, that absent an exemption from registration contained in those laws, the issuance and sale of the Shares would require registration, and that the Company's reliance upon any such exemption is invariably based upon the undersigned's representations, warranties, and agreements contained in this Subscription Agreement.

        1. Representations and Warranties of Subscriber.

        The undersigned represents, warrants, and agrees as follows:

        (a) This Subscription Agreement is irrevocable.

        (b) They have carefully read and understand the terms of this Subscription Agreement. In addition, they have been given the opportunity to conduct a "due diligence" inquiry into the business of the Company, to ask questions of, and receive answers from, the Company and its management concerning the terms and conditions of the Offering and to obtain such additional written information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of same, as the undersigned desires in order to evaluate their investment.

        (c) They are aware that the purchase of the Shares is a speculative investment, involving a high degree of risk and that there is no guarantee that they will realize any gain from this investment, and that their entire investment could be lost.

        (d) They understand that no federal or state agency has made any finding or determination regarding the fairness of this Offering or any recommendation or endorsement of the Offering.

        (e) They are purchasing the Shares for their own account, with the intention of holding the Shares indefinitely, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Shares and shall not make any sale, transfer, or pledge thereof without registration under the 1933 Act and any applicable securities laws of any state or unless an exemption from registration is available under those laws.

        (f) They, if an individual, has adequate means of providing for their current needs and personal and family contingencies and has no need for liquidity in their investment in the Shares. They have no reason to anticipate any material change in their personal financial condition for the foreseeable future.

        (g) The Subscriber is an "Accredited Investor" as that term is defined in Section 2(15) of the 1933 Act and Rule 501 of Regulation D promulgated thereunder. Specifically an Accredited Investor is:

                (i) A bank defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 (the "Investment Company Act") or a business development company as defined in
Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(3) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets greater than $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or a registered investment advisor, or if the employee benefit plan has total assets greater than $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

                (ii) A private business development company as defined in
Section 202(a)(22) of the Investment Adviser Act of 1940.

                (iii) An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets greater than $5 million.

                (iv) a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1 million. (California and Massachusetts residents: please see Section 3(b) below.)

                (v) A natural person who had an individual income greater than $200,000 in each of the two most recent years or joint income with that person's spouse greater than $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

                (vi) A trust, with total assets greater than $5 million not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) (i.e., a person who has such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of the prospective investment.)

                (vii) an entity in which all of the equity owners are accredited investors. (If this alternative is checked, the Subscriber must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an accredited investor.)

        (h) They are financially able to bear the economic risk of this investment, including the ability to hold the Shares indefinitely or to afford a complete loss of their investment in the Shares.

        (i) Their overall commitment to investments which are not readily marketable is not disproportionate to their net worth, and the investment in the Shares will not cause such overall commitment to become excessive. The undersigned understands that the statutory basis on which the Shares are being sold to him and to others would not be available if the undersigned's present intention were to hold the Shares for a fixed period or until the occurrence of a certain event. The undersigned realizes that in the view of the Securities and Exchange Commission ("SEC"), a purchase now with a present intent to resell by reason of a foreseeable specific contingency or any anticipated change in the market value, or in the condition of the Company, or that of the industry in which the business of the Company is engaged or in connection with a contemplated liquidation, or settlement of any loan obtained by the undersigned for the acquisition of the Shares, and for which the Shares may be pledged as security or as donations to religious or charitable institutions for the purpose of securing a deduction on an income tax return, would, in fact, represent a purchase with an intent inconsistent with the undersigned's representations to the Company, and the SEC would then regard such sale as one for which no exemption from registration is available. The undersigned will not pledge, transfer or assign this Subscription Agreement.

        (j) The funds provided for this investment are either separate property of the undersigned, community property over which the undersigned has the right of control, or are otherwise funds as to which the undersigned has the sole right of management.

        (k) FOR PARTNERSHIPS, CORPORATIONS, TRUSTS, OR OTHER ENTITIES ONLY: If the undersigned is a partnership, corporation, trust or other entity, (i) the undersigned has enclosed with this Subscription Agreement appropriate evidence of the authority of the individual executing this Subscription Agreement to act on its behalf (e.g. if a trust, a certified copy of the trust agreement; if a corporation, a certified corporate resolution authorizing the signature and a certified copy of the articles of incorporation; or if a partnership, a certified copy of the partnership agreement), (ii) the undersigned represents and warrants that it was not organized or reorganized for the specific purpose of acquiring Shares and (iii) the undersigned has the full power and authority to execute this Subscription Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf, and (iv) this investment in the Company has been affirmatively authorized, if required, by the governing board of such entity and is not prohibited by the governing documents of the entity.

        (l) The address shown under the undersigned's signature at the end of this Subscription Agreement is the undersigned's principal residence if they are an individual, or its principal business address if a corporation or other entity.

        (m) They have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares.

        (n) They acknowledge that the certificate for the Shares will contain a legend substantially as follows:

        THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAS BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON STATUTORY EXEMPTIONS UNDER THE 1933 ACT, AND UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT; AND IN THE CASE OF AN EXEMPTION, ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF THESE SECURITIES.

        (o) They expressly acknowledge and understand that the Company is relying upon the undersigned's representation contained in the Subscription Agreement and Purchaser Questionnaire.

        (p) They understand the meaning and legal consequences of the representations and warranties which are contained herein and hereby agrees to indemnify, save and hold the Company and its officers, directors and counsel harmless from and against any and all claims or actions arising out of a breach of any representation, warranty or acknowledgment of the undersigned contained in any Subscription Document. Such indemnification shall be deemed to include not only the specific liabilities or obligation with respect to which such indemnity is provided, but also all reasonable costs expenses, counsel fees and expenses of settlement relating thereto, whether or not any such liability or obligation shall have been reduced to judgment.

        2. Representations and Warranties of the Company.

        The Company represents, warrants and covenants as follows that it is duly and validly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Nevada and has all requisite power and authority, and all necessary authorizations, approvals and orders required as of the date hereof to own its properties and conduct its business; to enter into this Subscription Agreement; to issue the Shares, and to be bound by the provisions and conditions hereof.

        3. General

        (a) Any notice, declaration or other communications required or authorized to be given by any party under this Subscription Agreement to any other party shall be in writing and shall be personally delivered, sent by facsimile transmission (with a copy by ordinary mail in either case) or dispatched by courier, addressed to the other party at the address first above written if to the Company and to the address on the signature page to this Subscription Agreement, if to the Subscriber or such other address as shall be specified by the parties hereto by notice in accordance with the provisions of this section. Any notice shall operate and be deemed to have been served, if personally delivered or sent by fax on the next following business day, and if by courier, on the fifth following business day.

        (b) Except as otherwise specifically provided for hereunder, no party shall be deemed to have waived any of their or its rights hereunder or under any other agreement, instrument or papers signed by any of them with respect to the subject matter hereof unless such waiver is in writing signed by the party waiving said right. A waiver on any one occasion with respect to the subject matter hereof shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion. All rights and remedies with respect to the subject matter hereof, whether evidenced hereby or by any other agreement, instrument, or paper, will be cumulative, and may be exercised separately or concurrently.


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

        (c) The parties have not made any representations or warranties with respect to the subject matter hereof not set forth herein, and this Subscription Agreement, together with any instruments executed simultaneously herewith, constitutes the entire agreement between them with respect to the subject matter hereof. All understandings and agreements heretofore had between the parties with respect to the subject matter hereof are merged in this Subscription Agreement and any such instrument, which alone fully and completely expresses their agreement.

        (d) This Agreement may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing, which is signed by all of the parties to this Agreement.

        (e) The parties agree to execute any and all such other and further instruments and documents, and to take any and all such further actions reasonably required to effectuate this Subscription Agreement and the intent and purposes hereof.

        (f) This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York and the undersigned hereby consents to the jurisdiction of the courts of the State of New York and/or the United States District Court for the Southern District of New York.

        (g) This Agreement may be in any number of counterparts, each of which shall be deemed an original and enforceable against the parties actually executing such counterpart, and all of which together shall constitute one and the same instrument.


                      [This Space Intentionally Left Blank]

        IN WITNESS WHEREOF, this Agreement has been executed by the Subscriber and by the Company on the respective dates set forth below.

Number of Shares Price Per Share    Amount of Purchase Price

   x            =
                    ------------------------


                                    Individual Signature(s):


-------------------                 --------------------------
Date                                Signature of Subscriber


------------------------            --------------------------
Social Security No.                 Printed Name


------------------------            --------------------------
Telephone No.                       Street

                                    --------------------------
                               City      State       Zip



------------------------            --------------------------
Date                                Signature of Co-Subscriber


------------------------            --------------------------
Social Security No.                 Printed Name


------------------------            --------------------------
Telephone No.                       Street

                                    --------------------------
                                    City      State       Zip

Subscription Accepted by:

Infotopia, Inc.

By:                                 Date:
   ----------------------                -------------------

        IN WITNESS WHEREOF, this Agreement has been executed by the Subscriber and by the Company on the respective dates set forth below.

  Number of Shares    Price Per Share        Amount of Purchase Price
  ----------------    ---------------        ------------------------
   38,000,000   x     $.05          =              $950,000

For Corporations, Trusts and Partnerships:


THOMSON KERNAGHAN, LTD.

By:/s/ Mark Valentine
   Name: Mark Valentine
   Title:
   (Authorized signatory)

Date: January 3, 2002

Tax Identification No.:

Telephone No.:

Address: 120 Adelaide St. W.
         Suite 1600
         Toronto, Ontario M5H 1T1 CANADA





Subscription Accepted by:

Infotopia, Inc.

By:/s/ Daniel Hoyng          Date: January 3, 2002
   ----------------               --------------------------------

                SPECIAL SUBSCRIPTION INSTRUCTIONS FOR CORPORATE,
                    PARTNERSHIP, TRUST, AND JOINT PURCHASERS


        If the subscriber is a corporation, partnership, trust, or other entity or joint purchaser, the following additional instructions must be followed. INFORMATION ADDITIONAL TO THAT REQUESTED BELOW MAY ALSO BE REQUIRED BY THE COMPANY IN SOME CASES.

        I. Certificate. The subscriber must date and sign the Certificate below, and, if requested by the Company, the subscriber may also be required to provide an opinion of counsel to the same effect as this Certificate or a copy of (a) the corporation's articles of incorporation, bylaws and authorizing resolution,
(b) the partnership agreement, or (c) the trust agreement, as applicable.

        II. Subscription Agreement

                A. Corporations. An authorized officer of the corporation must date, sign, and complete the Subscription Agreement with information concerning the corporation. The officer should print the name of the corporation above their signature, and print their name and office below their signature.

                B. Partnerships. An authorized partner must date, sign, and complete the Subscription Agreement with information concerning the partnership. The partner should print the name of the partnership above their signature, and print their name and the words "general partner" below their signature.

                C. Trusts. In the case of a trust, the authorized trustee should date, sign, and complete the Subscription Agreement with information concerning the trust. The trustee should print the name of the trust above their signature, and print their name and the word "trustee" below their signature. In addition, an authorized trustee should also provide information requested in the Subscription Agreement as it pertains to him as an individual.

                D. Joint Ownership. In all cases, each individual must date, sign, and complete the Subscription Agreement. Joint investors must state if they are purchasing the Shares as joint tenants with the right of survivorship, tenants in common, or community property, and each must execute the Subscription Agreement Signature Page.

                     CERTIFICATE FOR CORPORATE, PARTNERSHIP,
                           TRUST, AND JOINT PURCHASERS

                If the subscriber is a corporation, partnership, trust, joint purchaser, or other entity, an authorized officer, partner, or trustee must complete, date, and sign this Certificate.


                                   CERTIFICATE

I hereby certify that:

                a. The subscriber has been duly formed and is validly existing and has full power and authority to invest in Infotopia, Inc.

                b. The Subscription Agreement has been duly and validly authorized, executed, and delivered by the subscriber and, upon acceptance by Infotopia, Inc. will constitute the valid, binding, and enforceable obligation of the subscriber.



Dated:  January 3, 2002
        ---------------             ----------------------------------
                                    Name of corporation, partnership, trust
                                    or joint purchases (please print)

                                    THOMSON KERNAGHAN, LTD.

                                    ----------------------------------
                                    Signature and title of authorized officer, partner, trustee, or joint purchaser


                                    By: /s/ Mark Valentine
                                    Name:   Mark Valentine
                                    Title:


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